Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

I, Gerald L. Morgan, Chief Executive Officer of Texas Roadhouse, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)     The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 28, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2022	By:	/s/ GERALD L. MORGAN

Gerald L. Morgan
Chief Executive Officer